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                                                                    EXHIBIT 24.2


                            MACKEY PRICE & WILLIAMS
                          A Professional Corporation
                        Attorneys and Counselors at Law

RANDY K. JOHNSON              Suite 900             Telephone (801) 575-5000
   OF COUNSEL            170 South Main Street      Fax (801) 575-5006
                   Salt Lake City, Utah 84101-1655  e-mail: rkjohnson@mpwlaw.com



                                 April 8, 1998



          We hereby consent to the use of our name under the caption "Legal Matters" in the Prospectus forming part of Amendment No. 1 to the Registration Statement on Form S-3 of United Park City Mines Company.



                                        /s/ Mackey Price & Williams